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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 4, 2006

                                BURKE MILLS, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                       ----------------------------------
         (State or other jurisdiction of incorporation or organization)

0-5680                                              56-0506342
------                                           ----------------
(Commission File No.)                      (I.R.S. Employer Identification No.)

            191 Sterling Street, N.W., Valdese, North Carolina 28690
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  828 874-6341
                         ------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

Item 2.02  -  Results of Operations and Financial Condition.

The Company issued a press release on April 4, 2006 reporting its operating results for the year ended December 31, 2005. The text of the press release is included in this report as an exhibit.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

         (d) Exhibits. See Exhibit No. 99.1, Press Release issued April 4, 2006 attached hereto.


                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 4, 2006                          BURKE MILLS, INC.


                                              By:  /s/Thomas I. Nail
                                              --------------------------
                                              Thomas I. Nail
                                              President and COO

                                  EXHIBIT INDEX


Exhibit No.    Description of Exhibit

99.1           Press Release issued April 4, 2006

EXHIBIT 99.1

                                BURKE MILLS, INC.
                                   VALDESE, NC
                                  PRESS RELEASE

                          BURKE MILLS YEAR END RESULTS

Burke Mills, Inc. (OTC Bulletin Board) of Valdese, North Carolina, reports operating results for the year ended December 31, 2005.

Net sales for the fourth quarter ended December 31, 2005, increased by 1.9% to $5,766,000 compared to $5,661,000 in the fourth quarter of 2004.

The Company recorded a net loss of $355,000 or $0.13 per share compared to a loss of $840,000 or $0.31 per share in the fourth quarter of 2004.

The full year sales for the Company were $25,253,000 compared to $25,134,000 for the full year 2004. The Company recorded a loss for the year of $1,922,000 or $0.70 per share compared to a loss of $1,707,000 for $0.62 per share in 2004.

                                 BALANCE SHEETS

                                               December 31       January 1
                                                  2005             2005
                                               -----------       ---------
             ASSETS
Current Assets
  Cash and cash equivalents                   $   425,812      $   316,745
  Accounts receivable                           2,568,838        3,064,365
  Inventories                                   1,684,132        1,640,983
  Prepaid expenses and other current assets        49,413          112,580
                                              ------------     ------------
Total Current Assets                            4,728,195        5,134,673
                                              ------------     ------------

Equity Investment in Affiliate                        -0-          196,300
                                              ------------     ------------
Property, plant & equipment - at cost          28,085,778       29,848,475
  Less: accumulated depreciation               23,326,789       23,724,193
                                              ------------     ------------
       Property, Plant and Equipment- Net       4,758,989        6,124,282
                                              ------------     ------------
Other Assets                                       16,575           16,575
                                              ------------     ------------
Total Assets                                  $ 9,503,759      $11,471,830
                                              ============     ============

                                 Balance Sheets

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Accounts payable                            $ 1,434,169      $ 1,465,630
  Accrued salaries and wages                       69,272           72,447
  Other liabilities and accrued expenses          126,303          137,537
                                              ------------     ------------
Total Liabilities                             $ 1,629,744      $ 1,675,614
                                              ------------     ------------
Commitments and contingencies

Shareholders' Equity
  Common stock, no par value
     (stated value, $.66)
     Authorized - 5,000,000 shares
     Issued and outstanding -
         2,741,168 shares                       1,809,171        1,809,171
  Paid-in capital                               3,111,349        3,111,349
  Retained earnings                             2,953,495        4,875,696
                                              ------------     ------------
         Total Shareholders' Equity             7,874,015        9,796,216
                                              ------------     ------------
                                              $ 9,503,759      $11,471,830
                                              ============     ============


                            STATEMENTS OF OPERATIONS

                                              Years Ended
                                 -----------------------------------------
                                 December 31    January 1       January 3
                                    2005          2005            2004
                                 ------------  ------------   ------------
Net Sales                        $25,252,600   $25,133,683    $24,814,941
---------

   Cost of sales                  25,143,775    24,546,085     24,237,006
                                 ------------  ------------   ------------
   Gross Profit                      108,825       587,598        577,935

   Selling, general and
       administrative expenses     2,226,739     2,350,520      2,400,335
   (Gain) loss on disposal of
    property assets                 (208,989)      154,353        276,468
                                 ------------  ------------   ------------
Operating Loss                    (1,908,925)   (1,917,275)    (2,098,868)
                                 ------------  ------------   ------------
Other Income
  Interest income                      6,100         2,788         24,030
  Other, net                           2,308        33,811         67,720
                                 ------------  ------------    ------------
      Total Other Income               8,408        36,599         91,750
                                 ------------  ------------    ------------
Other Expenses
  Interest expense                       370         1,263          91,176
  Other, net                             -0-        17,790          64,944
                                 ------------  ------------    ------------
Total Other Expenses                     370        19,053         156,120
                                 ------------  ------------    ------------
Loss Before Benefit of
   Income Taxes and Equity
   in Loss of Affiliate           (1,900,887)   (1,899,729)     (2,163,238)

Income Tax Benefit                       -0-      (399,478)       (638,200)
                                 ------------  ------------    ------------

                            Statements of Operations

Loss before Equity in Net
  Loss of Affiliate               (1,900,887)   (1,500,251)     (1,525,038)

Equity in Net Loss of
    Affiliate                        (21,314)     (206,892)        (59,095)
                                 ------------  ------------    ------------
Net Loss                         $(1,922,201)  $(1,707,143)    $(1,584,133)
                                 ============  ============    ============
Basic
Net Loss per share               $      (.70)  $      (.62)    $      (.58)
                                 ============  ============    ============

Weighted Average Common
  Shares Outstanding               2,741,168     2,741,168       2,741,168
                                 ============  ============    ============